                                                                     EXHIBIT 4.1

COUNTERSIGNED AND REGISTERED:
  THE FIRST NATIONAL BANK OF BOSTON
                TRANSFER AGENT AND REGISTRAR
       SPECIMEN
BY      [SIGNATURE APPEARS HERE]
       AUTHORIZED SIGNATURE


COMMON STOCK       [LOGO OF VIISAGE TECHNOLOGY APPEARS HERE]        COMMON STOCK

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE                SEE REVERSE SIDE FOR CERTAIN
 IN BOSTON, MA OR NEW YORK, NY                 DEFINITIONS AND A STATEMENT OF
                                             RIGHTS, PREFERENCES, AND PRIVILEGES
                                                      CUSIP 92675K 10 6

THIS CERTIFIES THAT


                                   SPECIMEN


IS THE RECORD HOLDER OF

 FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.001, OF

                           Viisage Technology, Inc.

                             CERTIFICATE OF STOCK
 transferable on the books of the Corporation by the record holder hereof, in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:



            SPECIMEN            [SEAL APPEARS HERE]          SPECIMEN
      [SIGNATURE APPEARS HERE]                        [SIGNATURE APPEARS HERE]
CHIEF FINANCIAL OFFICER AND TREASURER      PRESIDENT AND CHIEF EXECUTIVE OFFICER

  A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed at though they were written out in full according to applicable laws or regulations:

    TEN COM - as tenants in common                                UNIF GIFT MIN ACT - ..................Custodian...................
    TEN ENT - as tenants by the entirities                                                  (Cust)                 (Minor)
    JT TEN  - as joint tenants with right                                             under Uniform Gifts to Minors
              of survivorship and not as                                              Act...........................................
              tenants in common                                                                           (State)

                                                                  UNIF TRF MIN ACT - ...................Custodian (until age.......)
                                                                                           (Cust)
                                                                                     ........................under Uniform Transfers
                                                                                             (Minor)
                                                                                     to Minors Act..................................
                                                                                                                (State)

    Additional abbreviations may also be used though not in the above list.

  FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________________



                               _________________________________________________
                                       THE SIGNATURE TO THIS ASSIGNMENT MUST
                                       CORRESPOND WITH THE NAME AS WRITTEN UPON
                               NOTICE: THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:



----------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE
GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17A6-15.